UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2026

Bath & Body Works, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction

of incorporation)

1-8344	31-1029810
(Commission File Number)	(IRS Employer Identification No.)

Three Limited Parkway Columbus, OH	43230
(Address of principal executive offices)	(Zip Code)

(614) 415-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 Par Value	BBWI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on February 24, 2026, Michael Wu ceased to serve as Chief Legal Officer and Corporate Secretary of Bath & Body Works, Inc. (the “Company”). The Company has initiated a search to identify the Company’s next Chief Legal Officer. It is expected that Mr. Wu will serve as a non-executive employee of the Company to assist with the orderly transition of his responsibilities until his separation date, which is expected to occur on or about March 27, 2026 (the “Separation Date”). Until the Separation Date, Mr. Wu will be eligible to continue to receive compensation and benefits on the same basis as in effect today.

Subject to Mr. Wu’s continued employment in good standing through the Separation Date, on such date Mr. Wu’s employment with the Company will cease and he will become entitled to receive the payments and benefits applicable upon a termination without cause under the terms of the executive severance agreement between the Company and Mr. Wu, dated May 13, 2022, in accordance with and subject to the terms thereof, including the Company’s receipt of an effective release of claims in favor of the Company from Mr. Wu. The executive severance agreement with Mr. Wu is filed as Exhibit 10.30 to the Company’s Annual Report on Form 10-K for the fiscal year ended February 1, 2025, filed with the Securities and Exchange Commission on March 14, 2025. Following his separation, Mr. Wu will continue to be subject to certain restrictive covenants, including perpetual confidentiality, one-year post-termination non-solicitation and nine-month post-termination non-competition covenants.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATH & BODY WORKS, INC.

Date: February 25, 2026	By:	/s/ Eva C. Boratto
		Name:	Eva C. Boratto
		Title:	Chief Financial Officer